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                       PREMIER PORTFOLIO - INVESTOR CLASS
                  PREMIER TAX-EXEMPT PORTFOLIO - INVESTOR CLASS
            PREMIER U.S. GOVERNMENT MONEY PORTFOLIO - INVESTOR CLASS

                       Supplement dated December 29, 2006
                    to the Prospectus dated December 14, 2006


On Tuesday, January 2, 2007, the New York Stock Exchange (NYSE) will be closed for business. However, Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio will remain open for business on January 2, 2007, during customary business day hours. As such, on January 2, 2007, you will be permitted to purchase or redeem shares in Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio and net asset values will be calculated for Premier Portfolio, Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio.

In the event that any portion of this Supplement conflicts with Prospectus disclosure for Premier Portfolio, Premier Tax-Exempt Portfolio, or Premier U.S. Government Money Portfolio, the terms of this Supplement shall prevail.